American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2024

Real Estate Fund - Schedule of Investments
JULY 31, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.3%
Data Centers — 13.1%
Digital Realty Trust, Inc.	313,696	46,894,415
Equinix, Inc.	55,502	43,859,901
		90,754,316
Gaming REITs — 4.3%
VICI Properties, Inc.	949,385	29,677,775
Health Care — 11.4%
CareTrust REIT, Inc.	332,323	8,959,428
Ventas, Inc.	419,084	22,814,933
Welltower, Inc.	425,012	47,282,585
		79,056,946
Industrial — 13.0%
Americold Realty Trust, Inc.	391,200	11,692,968
EastGroup Properties, Inc.	72,709	13,595,856
Prologis, Inc.	516,753	65,136,716
		90,425,540
Lodging/Resorts — 1.6%
Hilton Worldwide Holdings, Inc.	15,285	3,281,231
Ryman Hospitality Properties, Inc.	75,164	7,554,734
		10,835,965
Office — 2.0%
BXP, Inc.	192,491	13,726,533
Residential — 11.1%
American Homes 4 Rent, Class A	271,714	9,806,158
AvalonBay Communities, Inc.	141,419	28,979,582
Camden Property Trust	70,273	7,782,735
Essex Property Trust, Inc.	56,393	15,697,555
Invitation Homes, Inc.	428,922	15,128,079
		77,394,109
Retail — 14.0%
Agree Realty Corp.	215,190	14,841,654
Essential Properties Realty Trust, Inc.	825,679	24,431,842
Kite Realty Group Trust	888,407	21,908,117
Phillips Edison & Co., Inc.	126,032	4,423,723
Simon Property Group, Inc.	123,814	18,998,020
Urban Edge Properties	642,792	13,048,677
		97,652,033
Self Storage — 8.1%
CubeSmart	254,141	12,092,029
Extra Space Storage, Inc.	146,914	23,450,412
Public Storage	69,578	20,589,522
		56,131,963
Specialty — 6.0%
Iron Mountain, Inc.	310,362	31,830,727
Lamar Advertising Co., Class A	83,368	9,992,488
		41,823,215
Telecommunications REITs — 13.5%
American Tower Corp.	300,625	66,257,750
Crown Castle, Inc.	97,799	10,765,714
SBA Communications Corp.	78,174	17,162,320
		94,185,784

Timberland REITs — 1.2%
Weyerhaeuser Co.	262,965	8,351,768
TOTAL COMMON STOCKS (Cost $544,429,026)		690,015,947
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,458	7,458
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $346,178), in a joint trading account at 5.29%, dated 7/31/24, due 8/1/24 (Delivery value $338,479)		338,429
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/41, valued at $4,397,322), at 5.31%, dated 7/31/24, due 8/1/24 (Delivery value $4,311,636)		4,311,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.25% - 4.25%, 6/30/25 - 9/30/29, valued at $1,384,350), at 5.31%, dated 7/31/24, due 8/1/24 (Delivery value $1,357,200)		1,357,000
		6,006,429
TOTAL SHORT-TERM INVESTMENTS (Cost $6,013,887)		6,013,887
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $550,442,913)		696,029,834
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,220,202)
TOTAL NET ASSETS — 100.0%		$694,809,632

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$690,015,947	—	—
Short-Term Investments	7,458	$6,006,429	—
	$690,023,405	$6,006,429	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.